Two Hands Corporation Announces Focused Listing in The US on The OTC & Voluntary Delisting from The Canadian Securities Exchange

Locust Valley, New York--(Newsfile Corp. - June 30, 2026) - Two Hands Corporation (CSE: TWOH.X) (OTCID: TWOH) ("Two Hands" or the "Company") announces that it has applied for and received approval from the Canadian Securities Exchange (the "CSE") for a voluntary delisting of its common shares from the CSE. General trading in Two Hands's common shares will remain unaffected as the Company's common shares will continue to trade on the OTC under the symbol "TWOH".

The decision to focus on US markets and voluntarily delist from the Canadian exchange was taken following a comprehensive evaluation of Two Hands's regulatory framework which includes costs, administrative requirements and transaction opportunities. It was eventually determined the Company would have potentially greater market agility and transaction velocity without having to maintain a dual listing on the CSE and the OTC. It is envisioned that the voluntary delisting from the CSE will eliminate duplicative exchange fees, reduce legal and accounting expenses, optimize financing initiatives and minimize regulatory complexity, all while allowing greater management focus on opportunity capture as the Company transitions into the quantum computing and artificial intelligence industry.

Subsequent to delisting from the CSE, the Company will continue to be a reporting issuer in certain jurisdictions in Canada and the United States and will remain subject to continuous disclosure requirements both in Canada and the US. No action is required by shareholders in connection with this voluntary delisting from the CSE. Shareholders with account-specific questions are encouraged to contact their respective brokers.

In accordance with CSE policies, even as shareholder approval is not required, the voluntary delisting from the CSE was approved by the Company's board of directors on June 29, 2026.

It is expected that the close of business on July 7, 2026, will be the final trading day for the Company on the CSE.

About Two Hands Corporation

Two Hands Corporation (CSE: TWOH.X) (OTCID: TWOH) is a publicly traded company operating across the Canadian and U.S. markets. The Company is focused on multi-vertical opportunities related to digital assets, fintech ventures, and the exploitation of intellectual property investments. Two Hands remains committed to operational excellence, customer satisfaction, and long-term value creation.

Contact Information

For further information, please contact:

Two Hands Corporation
Mr. Emil Assentato, Chief Executive Officer
Phone: 516-816-9223
Email: eassentato@icloud.com

Neither the CSE nor its Regulation Services Provider (as that term is defined in policies of the CSE) accepts responsibility for the adequacy or accuracy of this press release.

Cautionary Note Regarding Forward-Looking Information

This press release includes certain statements that may be deemed forward-looking statements within the meaning of applicable securities laws. Forward-looking statements are statements that are not historical facts and are generally, but not always, identified by the words "targeted," "expects," "plans," "anticipated," "believes," "intends," "estimates," "projects," "potential" and similar expressions, or that events or conditions "will," "would," "may," "could" or "should" occur. Forward-looking information is based on management's current expectations and assumptions and is subject to a number of risks and uncertainties that could cause actual results to differ materially, including but not limited to the anticipated date of delisting from the CSE, the Company's ongoing compliance with reporting issuer status in Canada and OTC listing standards. Factors that could cause the results to differ materially from those in forward-looking statements include market prices, continued availability of capital and financing, and general economic, market, or business conditions. Readers are cautioned not to place undue reliance on forward-looking information. For additional information with respect to these and other factors and assumptions underlying the forward-looking statements and forward-looking information made in this press release concerning the Company, please refer to the continuous disclosure record of the Company on SEDAR+ (www.sedarplus.ca) under the Company's issuer profile. The statements in this press release are made as of the date of this press release. The Company undertakes no obligation to update such statements except as required by applicable law.

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